UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-8253

The Boyar Value Fund Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)               (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         212 995-8300

Date of fiscal year end:12/31

Date of reporting period: 6/30/05

Item 1.  Reports to Stockholders.

Semi-Annual Report
June 30, 2005

boyar VALUE FUND

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Dear Boyar Value Fund Shareholder:

A Look Back At the First Six Months of 2005

▪       All the leading U.S. Stock Market indices with the exception of the Dow Jones Industrial Average turned in positive results during the second quarter of 2005.  However, these positive results were not sufficient to counter the negative performance established during the initial quarter of the year.  Consequently at mid-year all the leading U.S. indices remained in the red, with the NASDAQ receding the most, giving back 5.4%.

▪       The Boyar Value Fund managed to barely stay in the black during the first six months of 2005, advancing 0.98% after all expenses.

Results for Six Months Ended June 30, 2005

*Calculated without the maximum sales charge of 5.00%.

We continue to maintain our cautious stance with regard to the U.S. Equity Market, with oil at $60 per barrel and the Federal Reserve maintaining its tightening mode U.S. stocks will have difficulty making sufficient headway.  Furthermore, we are not finding a great many companies that are selling in the marketplace at a big enough disparity from our estimate of their intrinsic or private market value to get excited about.  Another factor contributing to our less than rosy outlook for stocks during the short term is individual investors unwillingness to place fresh funds in the equity market.  For the time being real estate has become the investment of choice.  Investors believe real estate is a safer investment than stocks and will deliver double-digit returns for the foreseeable future…  In 2000 a great many of those same investors believed technology and internet related stocks were the “cat’s meow” and thought it would make them rich, and offer them early retirement.  We all know what happened to the vast majority of them… When investors talk stocks buy real estate; when investors talk real estate buy stocks!

Competitive Returns

Average Annual Returns

(As of 6/30/05)	1 Year	3 Year	5 Year	5/5/98* to 6/30/05
Boyar Value Fund
At NAV	6.11%	8.01%	6.77%	7.33%
Inclusive of sales charges**	0.77%	6.19%	5.67%	6.56%
After taxes on
distribution**	0.75%	5.65%	5.14%	6.16%
After taxes on distribution and the
sale of shares**	0.50%	4.97%	4.54%	5.45%
S&P 500 Index	6.32%	8.28%	-2.37%	2.46%
Russell 2000 Index	9.45%	12.81%	5.71%	5.39%

                                                        *Inception.

                                                      **Calculated using maximum sales charges of 5.00%.

Cumulative Returns Since Inception

At NAV (5/5/98 through 6/30/05)

**Calculated without sales charges.

The performance data quoted represent past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. It is important to note that the Fund is currently waiving a portion of fees and at such time as the fee waiver is no longer in place, future returns may be lower than past returns. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The Russell 2000 Index (“Russell 2000”) measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Dow Jones Industrial Average (“Dow Jones”) is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends and substitutions of stocks).

The NASDAQ Composite Index (“NASDAQ”) is a market price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Markets System traded foreign common stocks and American Depositary Receipts.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index.

Portfolio Diversification By Sector [% of Net Assets]		Top Ten Holdings [% of Net Assets]
Consumer Discretionary	37.1%	J.P. Morgan Chase & Co.	3.2%
Financial Services	15.7%	Cablevision Systems Corp. - A	3.1%
Industrial	4.9%	Time Warner, Inc.	3.0%
Consumer Staples	4.8%	St. Paul Travelers Cos., Inc.	2.8%
Healthcare	4.6%	Pfizer, Inc.	2.8%
Telecommunications Services	2.0%	Comcast Corp., - A Special	2.7%
Information Technology	1.8%	Walt Disney Co.	2.6%
Other [Cash & Equivalents]	29.1%	Merrill Lynch & Co., Inc.	2.4%
		Carnival Corp.	2.4%
		Citigroup, Inc.	2.4%

Having a lot of cash may hurt a portfolio’s performance during the short term, particularly when interest rates are low.  However, if there are not a lot of bargains available for purchase, holding a sizeable amount of cash during those periods may not be such a bad idea… our cash position as a percentage of the total portfolio on June 30, 2005 was 29.1%.  As opportunities begin to unfold in the stock market we intend to put that excess cash to work.  Remember, you can purchase the best company in the world but if you pay an excessively high price for-it, it can turn out to be a dumb investment.

Boyar Value Fund Philosophy Goals

▪       The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value.  We will not, and never have, invested in fads or gimmicks such as the Internet.

▪       Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts’ earnings expectations.

▪       Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves.  On the other hand, we believe that it does create a “margin of safety,” since most of these companies have plummeted in value by such a margin that most of the downside risk has been significantly reduced.  However, there is no guarantee that the perceived intrinsic value will be realized.

▪       Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

▪       A long-term orientation may sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price and at the right time.  Holding the equity of good companies purchased at what we believe are bargain prices allows compounding to work its magic without the return-eroding effect of commissions and capital gains taxes.

▪       The competition to capture mutual fund assets is quite fierce.  Most all of the large mutual fund families have considerable sales forces and extensive marketing budgets.  In many instances, no matter how great your track record, in order to be on the preferred list of funds for full-service brokers you have to make a fairly significant up front payment, an arrangement known as revenue sharing.  Since Boyar Value Fund currently does not utilize any of these tactics we are counting on good performance and referrals to grow.  We would appreciate telling your friends and business associates about the Boyar Value Fund.

If you have any questions please do not hesitate to call (212) 995-8300.

                                                                                                                      Very truly yours,

                                                                                                                      Mark A. Boyar

                                                                                                                      Chief Investment Officer

The Fund is distributed by Ladenburg Thalmann & Co., Inc

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
June 30, 2005 (Unaudited)
	Shares		Value
		COMMON STOCKS - 70.9%
		CONSUMER DISCRETIONARY - 37.1%
	4,400	A.T. Cross Co., Class A *	$ 18,744
	9,500	Arbitron, Inc.	407,550
	31,063	Cablevision Systems Corp., Class A *	1,000,228
	14,000	Carnival Corp.	763,700
	29,000	Comcast Corp., Class A Special *	868,550
	14,000	Dow Jones & Co., Inc.	496,300
	6,000	Ethan Allen Interiors, Inc.	201,060
	5,630	Hanover Direct, Inc. *	4,954
	30,100	Hilton Hotels Corp.	717,885
	10,900	IHOP Corp.	472,951
	25,000	Limited Brands, Inc.	535,500
	12,300	McDonald's Corp.	341,325
	5,000	Meredith Corp.	245,300
	13,000	MGM Mirage *	514,540
	22,600	Midas, Inc. *	519,800
	2,500	Neiman Marcus Group, Inc. (The), Class A	242,300
	18,100	Orient-Express Hotels Ltd., Class A	573,227
	44,100	Playboy Enterprises, Inc., Class B *	570,654
	32,500	Saks, Inc. *	616,525
	12,500	Scholastic Corp. *	481,875
	58,000	Time Warner, Inc. *	969,180
	13,153	Viacom, Inc., Class B	421,159
	32,500	Walt Disney Co. (The)	818,350
			11,801,657

		CONSUMER STAPLES - 4.8%
	12,000	CVS Corp.	348,840
	14,000	H.J. Heinz Co.	495,880
	27,100	PepsiAmericas, Inc.	695,386
			1,540,106

See accompanying notes to financial ststements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
June 30, 2005 (Unaudited) (Continued)
	Shares		Value
		FINANCIAL SERVICES - 15.7%
	8,000	Automatic Data Processing, Inc.	$ 335,760
	18,000	Bank of New York Co., Inc. (The)	518,040
	16,300	Citigroup, Inc.	753,549
	9,000	Hudson United Bancorp	324,900
	29,250	J.P. Morgan Chase & Co.	1,033,110
	2,200	Lehman Brothers Holdings, Inc.	218,416
	14,000	Merrill Lynch & Co., Inc.	770,140
	1,200	PHH Corp. *	30,864
	7,000	Providian Financial Corp. *	123,410
	22,886	St. Paul Travelers Cos., Inc. (The)	904,684
			5,012,873
		HEALTHCARE - 4.6%
	19,800	Bristol-Myers Squibb Co.	494,604
	4,200	IMS Health, Inc.	104,034
	32,000	Pfizer, Inc.	882,560
			1,481,198
		INDUSTRIAL - 4.9%
	14,700	Aviall, Inc. *	464,373
	24,000	Cendant Corp.	536,880
	16,000	General Electric Co.	554,400
			1,555,653

		INFORMATION TECHNOLOGY - 1.8%
	2,666	CEVA, Inc. *	15,623
	8,000	Diebold, Inc.	360,880
	8,000	DSP Group, Inc. *	190,960
			567,463

See accompanying notes to financial ststements.

	BOYAR VALUE FUND, INC.
	PORTFOLIO OF INVESTMENTS
	June 30, 2005 (Unaudited) (Continued)
	Shares		Value
		TELECOMMUNICATIONS SERVICES - 2.0%
	10,000	ALLTEL Corp.	$ 622,800

		TOTAL COMMON STOCKS (Cost $17,525,833)	22,581,750

		INVESTMENT COMPANY - 2.5%
	799,438	First American Treasury Obligations Fund, Class Y, 2.57%** (Cost $799,438)	799,438

	Principal
	Amount
		U.S. GOVERNMENT & AGENCY OBLIGATION - 26.6%
	$ 8,500,000	Federal Home Loan Bank, Discount Notes, 2.97%, 7/7/05 (Cost $8,495,860)	8,495,860

		TOTAL INVESTMENTS - 100.0% (Cost $26,821,131) (a)	$ 31,877,048

		OTHER ASSETS & LIABILITIES - 0.0%	10,677
		NET ASSETS - 100.0%	$ 31,887,725

(a)	Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of
	securities as follows:
	Unrealized appreciation $ 5,459,529
	Unrealized depreciation (440,612)
	Net unrealized appreciation $ 5,018,917

	Aggregate cost for federal income tax purposes is $26,858,131.

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2005.

See accompanying notes to financial ststements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (Unaudited)

ASSETS
Investment securities:
At cost	$ 26,821,131
At value	$ 31,877,048
Receivable for Fund shares sold	726
Dividends and interest receivable	24,332
Prepaid expenses	40,862
TOTAL ASSETS	31,942,968

LIABILITIES
Fund shares repurchased	17,000
Distribution fees payable	6,584
Investment advisory fees payable	4,872
Management fees payable	4,872
Administration fees payable	4,716
Accrued expenses and other liabilities	17,199
TOTAL LIABILITIES	55,243
NET ASSETS	$ 31,887,725

Net Assets Consist Of:
Paid in capital	$ 26,330,095
Accumulated net investment income	8,443
Accumulated net realized gain from security transactions	493,270
Net unrealized appreciation of investments	5,055,917
NET ASSETS	$ 31,887,725

Shares of beneficial interest outstanding
(1,000,000,000 shares authorized, $0.001 par value)	2,066,554

Net asset value and redemption price per share (a)	$ 15.43

Maximum offering price per share (net asset value plus sales charge of 5.00%) (b)	$ 16.24

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase maybe be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial ststements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME
Dividends	$ 170,797
Interest	118,070
TOTAL INVESTMENT INCOME	288,867

EXPENSES
Investment advisory fees	80,007
Management fees	80,007
Distribution fees	40,004
Transfer agent fees	37,973
Administrative services fees	27,273
Professional fees	26,573
Accounting services fees	20,792
Registration fees	11,922
Printing and postage expenses	11,583
Directors' fees and expenses	9,955
Insurance expense	9,084
Custodian fees	4,664
Other expenses	21,341
TOTAL EXPENSES	381,178

Fees waived by the Adviser	(50,377)
Fees waived by the Manager	(50,377)
NET EXPENSES	280,424
NET INVESTMENT INCOME	8,443

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	848,675
Net change in unrealized appreciation (depreciation) of investments	(544,131)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	304,544

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 312,987

See accompanying notes to financial ststements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	June 30, 2005	December 31,
	(Unaudited)	2004
FROM OPERATIONS
Net investment income (loss)	$ 8,443	$ (36,912)
Net realized gain (loss) from security transactions	848,675	(55,958)
Net change in unrealized appreciation (depreciation) on investments	(544,131)	1,914,187
Net increase in net assets resulting from operations	312,987	1,821,317

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	-	(18,012)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,037,799	10,119,543
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	16,876
Payments for shares redeemed	(2,948,431)	(5,103,956)
Net increase (decrease) in net assets from capital share transactions	(1,910,632)	5,032,463

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,597,645)	6,835,768

NET ASSETS
Beginning of Period	33,485,370	26,649,602
End of Period	$ 31,887,725	$ 33,485,370
Accumulated net investment income	$ 8,443	$ -

CAPITAL SHARE ACTIVITY
Shares Sold	67,695	695,512
Shares Reinvested	-	1,114
Shares Redeemed	(192,875)	(350,171)
Net increase (decrease) in shares outstanding	(125,180)	346,455

See accompanying notes to financial ststements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months		Year	Year	Year	Year		Year
	Ended		Ended	Ended	Ended	Ended		Ended
	June 30, 2005		December 31,	December 31,	December 31,	December 31,		December 31,
	(Unaudited)		2004	2003	2002	2001		2000
Net asset value,
beginning of period	$ 15.28		$ 14.44	$ 11.76	$ 13.35	$ 11.58		$ 11.09

Activity from investment operations:
Net investment income (loss)	0.00	(1)	(0.02)	(0.04)	(0.05)	(0.01)		0.03
Net realized and unrealized
gain (loss) on investments	0.15		0.87	3.09	(1.34)	1.78		0.76
Total from investment operations	0.15		0.85	3.05	(1.39)	1.77		0.79

Less distributions from:
Net investment income	-		-	-	-	(0.00)	(1)	(0.03)
Net realized gains	-		(0.01)	(0.37)	(0.20)	(0.00)	(1)	(0.27)
Total distributions	-		(0.01)	(0.37)	(0.20)	(0.00)		(0.30)

Net Asset Value, end of period	$ 15.43		$ 15.28	$ 14.44	$ 11.76	$ 13.35		$ 11.58

Total return (2)	0.98%		5.87%	25.90%	(10.45)%	15.31%		7.10%

Net assets at end of period	$31,887,725		$33,485,370	$26,649,602	$14,388,293	$12,455,031		$ 6,375,190

Ratio of gross expenses to average
net assets (3)	2.38%	(4)	2.51%	2.69%	2.64%	2.85%		3.95%
Ratio of net expenses to average
net assets	1.75%	(4)	1.75%	1.75%	1.75%	1.75%		1.75%
Ratio of net investment income (loss)
to average net assets	(0.58)%	(4)	(0.12)%	(0.38)%	(0.45)%	(0.12)%		0.30%

Portfolio Turnover Rate	1%		7%	19%	19%	17%		42%

(1) Amount rounds to less than $0.01
(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser, Manager and Distributor.
(4) Annualized.

See accompanying notes to financial ststements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005 (Unaudited)

1.   ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the mean of the last quoted bid and asked prices.  If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The tax character of distributions for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2004	December 31, 2003
Net Long-Term Capital Gains	$ 18, 012.00	$ 656,140.00

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Capital &	Appreciation/	Accumulated
Income	Gains	Earnings	Other (Losses)	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ (318,405)	$ 5,563,048	$ 5,244,643

As of December 31, 2004, the Fund’s most recent fiscal year end for tax purposes, the Fund had the following in net capital loss carryforwards to offset future net capital gains, if any:

                                                 Amount                      Expires

Boyar Value Fund, Inc.           $318,392                       2012

Capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer $12 of such capital losses.

3.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 2005, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $274,911 and $1,828,723, respectively.

4.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Effective October 21, 2004, Claymore Fund Management Company LLC, which serves as the Fund’s manager (the “Manager”), changed its name to Ladenburg Thalmann Fund Management LLC. Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed BISYS Fund Services Ohio, Inc. (“BISYS”) to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Adviser or BISYS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Adviser and the Distributor have agreed, until April 30, 2006, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Adviser, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o  first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o  thereafter, the Manager and the Adviser shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Adviser or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Adviser and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Adviser, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Adviser, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Adviser, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of June 30, 2005, the Manager, the Adviser, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

                                       Amount        Expiration Date

                                      $176,054       December 31, 2005

                                      $230,284       December 31, 2006

Under the terms of the Master Services Agreement, BISYS provides administrative, fund accounting, and transfer agent services for the Fund.  For administrative services, the Fund pays BISYS a fee, computed and accrued daily and paid monthly, at an annual rate in accordance with the following schedule:

Average Daily Net Assets                     Fee*

0 - $500 million                                    0.100%

$500 million - $1.0 billion                   0.085%

$1.0 billion - $1.5 billion                     0.070%

Over $1.5 billion                                 0.050%

* The Fund is subject to a minimum annual fee.

In addition, the Fund pays BISYS a fixed fee for providing officers who serve as Certifying Officers.

For fund accounting services, the Fund pays BISYS a fee, computed and accrued daily and paid monthly, at an annual rate in accordance with the following schedule:

Average Daily Net Assets                     Fee*

0 - $500 million                                   0.030%

$500 million - $1.0 billion                   0.025%

$1.0 billion - $1.5 billion                     0.010%

Over $1.5 billion                                 0.008%

* The Fund is subject to a minimum annual fee.

In addition, the Fund reimburses BISYS for certain out-of-pocket expenses and miscellaneous charges incurred in providing administrative and fund accounting services.

For transfer agent services, the Fund pays BISYS a monthly fee and reimburses for certain out-of-pocket expenses incurred in providing transfer agent services.

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser or BISYS. For the six months ended June 30, 2005, the Distributor received $10,669 from front-end sales charges, of which $1,102 was retained by the principal underwriter or other affiliated broker-dealers.

During the six months ended June 30, 2005, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $4,751 in trade commissions, of which Pershing Investments LLC was paid approximately 10.00%.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares, including exchanging their shares for shares of another fund, after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the six months ended June 30, 2005, the Fund assessed $13 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions or shares acquired prior to May 1, 2004.

6.   SUBSEQUENT EVENT

Effective July 25, 2005, the Fund entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting and transfer agent services to the Fund. GFS has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788. GFS’ compensation for providing such services and necessary personnel is:

Administration.  The Fund pays GFS a minimum annual fee or basis points in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly.

Fund Accounting.  Total charges for Fund Accounting services include fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month.  The Fund pays GFS a base annual fee plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, plus a flat fee for each additional class.

Transfer Agent.  For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges, billed monthly.

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

June 30, 2005 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees; distribution and 12b-1 fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expenses Paid During Period* 1/1/05 – 6/30/05	Expense Ratio During Period ** 1/1/05 – 6/30/05
Actual	$1,000.00	$1,009.82	$8.72	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION

June 30, 2005 (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

The 1940 Act requires that the Fund's Management Agreement and the Advisory Agreement be approved annually by both the Board of Directors and a majority of the Independent Directors voting separately. The Independent Directors have determined that the terms of the Fund's Management Agreement and the Advisory Agreement are fair and reasonable and that each Agreement is in the Fund's best interest. The Independent Directors believe that the Management Agreement and the Advisory Agreement will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. IN MAKING SUCH DETERMINATIONS, THE INDEPENDENT DIRECTORS MET INDEPENDENTLY FROM THE INTERESTED DIRECTORS OF THE FUND AND ANY OFFICERS OF THE ADVISER AND THE MANAGER OR THEIR AFFILIATES.   Although the Independent Directors decided not to retain their own counsel separate from that of the Fund, the Adviser and the Manager, such counsel to the Fund, the Adviser and the Manager was available to answer questions of the Independent Directors regarding their responsibilities in evaluating the Management Agreement and the Advisory Agreement.

In evaluating the Management Agreement, the Independent Directors reviewed materials furnished by the Manager, including information regarding the Manager, its affiliates and its personnel, operations and financial condition. The Independent Directors discussed with representatives of the Manager the Fund's operations and the Manager's ability to provide management and other services to the Fund. The Independent Directors also reviewed, among other things:

-     the investment performance of the Fund;

-      the fees charged by the Manager for management services, as well as other compensation received by its affiliates;

-      the Fund’s total operating expenses and expense limitation arrangement;

-      the investment performance, fees and total expenses and net assets of investment companies with similar objectives and strategies managed by other investment advisors;

-      the experience of the investment advisory and other personnel providing services to the Fund and the historical quality of the services provided by the Manager; and

-      the profitability to the Manager of managing the Fund.

The Independent Directors also reviewed the terms of the transaction pursuant to which the Previous Distributor acquired an interest in the Manager and its possible effects on the Fund and its shareholders. Representatives of the Manager discussed with the Independent Directors the effects of such transaction, and together with representatives of the Previous Distributor, indicated their belief that as a consequence of such transaction the operations of the Fund and the capabilities of the Manager to provide management and other services to the Fund would not be adversely affected and should be enhanced by the resources of the Previous Distributor, although there could be no assurance as to any particular benefits  that may result.

The Independent Directors considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the affiliates of the Manager, as well as the qualifications of its affiliates and their personnel and financial conditions; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of the Fund since commencement of operations to comparable investment companies and unmanaged indices; (4) the possibilities of benefits that may be realized by the Fund as a result of the Previous Distributor's and current Distributor's affiliation with the Manager, including the resources that Previous Distributor and current Distributor would bring to the Manager; and (5) other factors that the Independent Directors deemed relevant. The Independent Directors also recognized the size of the Fund and the limited amount of management fees received by the Manager after giving effect to the expense limitation agreement.    In evaluating the Advisory Agreement, the Independent Directors reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. The Independent Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund. The Independent Directors also reviewed, among other things:

-     the investment performance of the Fund;

-      the fees charged by the Adviser for investment advisory services, as well as other compensation received by its affiliates;

-      the Fund’s total operating expenses and expense limitation arrangement;

-      the investment performance, fees and total expenses and net assets of investment companies with similar objectives and strategies managed by other investment advisors;

-      the experience of the investment advisory and other personnel providing services to the Fund and the historical quality of the services provided by the Adviser; and

-      the profitability to the Adviser of managing the Fund.

The Independent Directors considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its affiliates and their personnel and financial conditions; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of the Fund since commencement of operations to comparable investment companies and unmanaged indices; and (4) other factors that the Independent Directors deemed relevant. The Independent Directors determined that the fee received by the Adviser is substantially less than that received by other similar investment companies and generally from other clients of the Adviser. The Independent Directors also viewed favorably the considerable experience of Mr. Boyar as the portfolio manager. The Independent Directors also recognized the size of the Fund and the limited amount of advisory fees received by the Adviser after giving effect to the expense limitation agreement.

The Independent Directors deemed each of these factors to be relevant to their consideration of the Fund's Management Agreement and the Advisory Agreement.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2005 (Unaudited)

The following table contains basic information regarding the Directors and Officers, respectively, that oversee operations of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTORS:
Mark A. Boyar (2) 35 East 21st Street New York, NY 10010 Age: 62	Chairman	Since Inception	President, Boyar Asset Management, Inc; President, Mark Boyar & Co., Inc.; Manger, Ebbets Field Association LLC; Partner, Boyar G.P. Holdings Ltd.	1	Chairman, Boyar G.P. Holdings Ltd.; Chairman, N.R.M.B. Management, Inc

DISINTERESTED DIRECTORS:
Jay R. Petschek C/O Corsair Capital Management, LLC 350 Madison Ave., 8th Floor New York, NY 10017 Age: 46	Director	Since Inception	Executive Vice President, Brean Murray & Co., Inc.; Managing Director, Steinberg Asset Management; Senior Managing Director, Ladenburg Thalman & Co., Inc.; General Partner, Corsair Capital Partner L.P., Managing Member, Corsair Capital Management, LLC; Vice President, C.E. Unterberg, Towbin	1	Director, Dab-O-Matic Corp., Global Opportunity Partners Ltd., Recognition Media LLC
Henry A. Alpert 3333 New Hyde Park Road Suite 201 New Hyde Park, NY 11042 Age: 57	Director	Since Inception	President, Spartan Petroleum	1	Director, Griffon Corp.
Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
A.F. Pertrocelli C/O United Capital Corp. 9 Park Place, 4th Floor Great Neck, NY 11021 Age: 61	Director	Since Inception	Chairman, President and CEO, United Capital Corp., Chairman, President and CEO, Prime Hospitality Corp.	1	Director, Philips International Realty Corp., Nathan’s Famous, Inc., Prime Hospitality Corp., United Capital Corp.
Richard Finkelstein 1000 Clint Moore Rd. Suite 110 Boca Raton, FL 33487 Age: 55	Director	Since Inception	President, Kenco Communities	1	None
OFFICERS:
Elizabeth W. Lawrence 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	President	July 2003- Present	SVP of Relationship Management, BISYS Fund Services, Inc., June2001-President; Vice President/ Senior Manager of Client Services, PFPC, Inc., February 1998- June 2001	N/A
Bryan Haft 3435 Stelzer Rd. Columbus, OH 43219 Age: 40	Treasurer	June 2004- Present

Vice President of Financial Administration, BISYS Fund Services, Inc., June 2000 – present; Director of Administration Services, Client Services Manger and Manger of Corporate Accounting, BISYS Fund Services, Inc., November 1992-June 2000

				N/A
Tammy Merchant 3435 Stelzer Rd. Columbus, OH 43219 Age: 33	Assistant Treasurer	June 2004- Present	Director of Financial Services, BISYS Fund Services, Inc., June 2003 – present; Manager of Financial Services, BISYS Fund Services, Inc., August 1999- June 2003	N/A
Alaina V. Metz 3435 Stelzer Rd. Columbus, OH 43219 Age: 37	Assistant Secretary	July 2003- Present	Vice President of Registration Services, BISYS Fund Services, Inc., January 2002- Present; Chief Administrative Officer, BISYS Fund Services, Inc., June 1995- December 2001.	N/A

(1) Each Director is elected to serve in accordance with the Articles of the Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Mr. Boyar is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

590 Madison Avenue

New York, New York 10022

INVESTMENT ADVISER

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

150 Motor Parkway, Suite 205

Hauppauge, New York 11788

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 9.   Submission of Matters to a Vote of Security Holder.   None.

Item 10.  Controls and Procedures.

(a)         Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)         There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     The Boyar Value Fund, Inc.

By (Signature and Title)

*                                       Michael J. Wagner

                                        /s/ Michael J. Wagner, President

Date                                             9/6/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*            Michael J. Wagner

/s/ Michael J. Wagner, President

Date                                             9/6/05

By (Signature and Title)

*            Andrew B. Rogers

/s/ Andrew B. Rogers, Treasurer

Date                                             9/6/05

* Print the name and title of each signing officer under his or her signature.